UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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US Dataworks, Inc.
(Name of Registrant as Specified In Its Charter)

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US DATAWORKS, INC.
One Sugar Creek Center Boulevard, Suite 500
Sugar Land, TX  77478
(281) 504-8000

August ___, 2009

Dear Stockholder:

You are cordially invited to attend our 2009 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, September 15, 2009 at our offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please vote by signing, dating and returning the enclosed proxy card, or by submitting your proxy voting instructions by telephone or through the Internet.  If you hold your shares through a broker or other nominee you should contact your broker to determine whether you may submit your proxy by telephone or Internet.  YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.  Your vote is important, so please submit your proxy promptly.

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Charles E. Ramey

Charles E. Ramey
Chief Executive Officer

US DATAWORKS, INC.
_______________

Notice of Annual Meeting of Stockholders
to be held September 15, 2009
_______________

To the Stockholders of US Dataworks, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. will be held at our offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas on September 15, 2009 at 10:00 a.m., local time, for the following purposes:

1.	To elect three Class I directors to serve until the 2012 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2.	To ratify the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm.

3.	To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.

Stockholders of record at the close of business on July 29, 2009 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

It is important that your shares are represented at the Annual Meeting.  Even if you plan to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience in order to ensure that your shares will be represented at the Annual Meeting.  You may revoke your proxy at any time prior to its use.

By order of the Board of Directors.

/s/ John T. McLaughlin

John T. McLaughlin
Secretary
Sugar Land, Texas
August ___, 2009

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on September 15, 2009.

Our Proxy Statement for our 2009 Annual Meeting of Stockholders, along with the proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 are available on our website at www.usdataworks.com.

US DATAWORKS, INC.
One Sugar Creek Center Boulevard, Suite 500
Sugar Land, TX  77478
_______________

PROXY STATEMENT
_______________

INFORMATION CONCERNING SOLICITATION AND VOTING
General

The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as “our company,” “the Company,” “US Dataworks,” “we” or “us” throughout this Proxy Statement) for use at the 2009 Annual Meeting of Stockholders to be held at our headquarters located at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas on Monday, September 15, 2009, at 10:00 a.m., local time (the “2009 Annual Meeting”), and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.  Our principal executive offices are located at the address listed at the top of the page and the telephone number is (281) 504-8000.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 (the “2009 Annual Report”), containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2009, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the 2009 Annual Meeting.  This Proxy Statement, the accompanying Proxy and the 2009 Annual Report will first be mailed on or about August ___, 2009 to all stockholders entitled to vote at the meeting.

We will provide copies of exhibits to the 2009 Annual Report to any requesting stockholder upon the payment of a reasonable fee and upon the request of the stockholder made in writing to US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas, 77478, Attn: John T. McLaughlin.  The request must include a representation by the stockholder that, as of July 29, 2009, the stockholder was entitled to vote at the 2009 Annual Meeting.

Record Date and Share Ownership

Stockholders of record at the close of business on July 29, 2009 (the “Record Date”) are entitled to notice of and to vote at the 2009 Annual Meeting and at any adjournment(s) or postponement(s) thereof.  We have one series of common stock issued and outstanding, designated as Common Stock, $0.0001 par value per share (“Common Stock”), and one series of preferred stock issued and outstanding, designated Series B Convertible Preferred Stock, $0.0001 par value per share (“Preferred Stock”).  As of the Record Date, approximately 32,780,870 shares of Common Stock were issued and outstanding and entitled to vote.  Holders of Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock could be converted as of the Record Date.  As of the Record Date, approximately 109,933 shares of Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.

How You Can Vote

Stockholders of record as of the Record Date may vote their shares at the 2009 Annual Meeting either in person or by proxy.  To vote by proxy, stockholders should either:

•	mark, date, sign and mail the enclosed proxy form in the prepaid envelope;

•	submit the proxy by telephone; or

•	submit the proxy using the Internet.

Stockholders who hold their shares through a broker or other nominee should contact their broker to determine whether they may submit their proxy by telephone or Internet.  Submitting a proxy will not affect a stockholder’s right to vote if the stockholder attends the 2009 Annual Meeting and wants to vote in person.

2

Revocability of Proxies

Stockholders may revoke any proxy given pursuant to this solicitation at any time before its use at the Annual Meeting in any of the three ways:

•	by delivering to our principal offices (Attention: Secretary) a written notice of revocation;

•	by submitting a duly executed proxy bearing a later date; or

•	by attending the 2009 Annual Meeting and voting in person.

However, a proxy will not be revoked simply by attending the 2009 Annual Meeting and not voting.  To revoke a proxy previously submitted by telephone or the Internet, a stockholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.

Voting

On all matters, each share has one vote.  Directors are elected by a plurality vote.  The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the 2009 Annual Meeting will be elected to serve as Class I directors.  Each of the other proposals submitted for stockholder approval at the 2009 Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the 2009 Annual Meeting and entitled to vote on such proposal.  Holders of Common Stock and Preferred Stock (on an as converted basis) vote together as a single class on all proposals.

Solicitation of Proxies

We will bear the cost of soliciting proxies.  Upon request, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.  In addition, we have retained Broadridge Proxy Services to solicit proxies by mail, courier, telephone and facsimile and to request brokers, custodians and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names.  For these services, we expect to pay approximately $7500, including expenses.

Quorum; Abstentions; Broker Non-Votes

Votes cast by proxy or in person at the 2009 Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”), with the assistance of our transfer agent.  The Inspector will also determine whether or not a quorum is present.  In general, Nevada law provides that, for a given stockholder meeting, a quorum consists of a majority of shares entitled to vote and present or represented by proxy at that meeting.

The Inspector will treat abstentions as being present and entitled to vote for purposes of determining the presence of a quorum.  As a result, abstentions will have the effect of a negative vote for those proposals that require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote.  When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2009 Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted:

•	for the election of the three nominees for Class I directors set forth herein;

•	for the ratification of Ham, Langston & Brezina, LLP, as our registered independent public accounting firm for the fiscal year ending March 31, 2010; and

•	upon such other business as may properly come before the 2009 Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.

Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

3

If a broker indicates on the enclosed Proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter.

Deadline for Receipt of Stockholder Proposals

Proposals of our stockholders that are intended to be presented by such stockholders at our 2010 Annual Meeting must be received by the Secretary of US Dataworks no later than March 31, 2010 in order that they may be included in our proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in our proxy statement for the 2010 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of US Dataworks at our principal executive offices.  To be timely, we must have received the stockholder’s notice no later than June 14, 2010.

If a stockholder wishing to present a proposal at the 2010 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify us by June 14, 2010, the proxies received for the 2010 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

IMPORTANT

PLEASE SUBMIT YOUR PROXY AT YOUR EARLIEST CONVENIENCE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE 2009 ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

4

Proposal 1:  Election of Directors

Directors and Nominees

Our Amended and Restated Bylaws provide that we shall have not less than one or more than eleven directors.  The number of members of our Board of Directors is currently set at nine. Our Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year.  Unless otherwise instructed, the enclosed Proxy will be voted “FOR” the election of the persons named below as Class I directors for a term of three years expiring at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified.  If a nominee shall be unavailable as a candidate as of the date of the 2009 Annual Meeting, votes pursuant to the Proxy will be voted “FOR” either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine.  The Board of Directors does not anticipate that the nominees will become unavailable as candidates.  The nominees for Class I directors, as selected by the Nominating and Corporate Governance Committee of the Board of Directors, and the incumbent Class II and Class III directors are as follows:

Nominees as Class I Directors - Terms Expire 2012

Name	Age	Business Experience and Education

Joe Abrell	75
Mr. Abrell has served as a director since October 1999. From July 1997 until his retirement in December 1999, Mr. Abrell served as a consultant at PrimeCo Personal Communications, a wireless technology company. From July 1986 to December 1999, Mr. Abrell operated his own public relations and marketing firm, Joe Abrell, Inc.  Mr. Abrell holds an AB from Indiana University, an M.A. from Columbia University and an J.D. from the University of Miami.

John L. Nicholson, M.D.	74
Dr. Nicholson has served as a director since September 2002. Dr. Nicholson has been in private medical practice since 1969.  Dr. Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.  Dr. Nicholson holds an M.D. from the University of Rochester School of Medicine.

G. Richard Hicks	75
Mr. Hicks has served as a director since February 2009.  Mr. Hicks has also served as the Chairman of the Institute of Molecular Medical Sciences since 1992.  Prior to joining the Institute of Molecular Sciences, Mr. Hicks served as the Executive Vice President of the Linus Pauling Institute of Science and Medicine from 1977 to 1992 and as the Vice President and Assistant to the CEO of Dean Witter from 1959 to 1977.  Mr. Hicks holds a B.S. in Finance from the University of Notre Dame.

Class II Directors - Terms Expire 2010

Name	Age	Business Experience and Education

Hayden D. Watson	60
Mr. Watson has served as a director since September 2002. In May 1999, Mr. Watson founded The Mariner Group, Inc., an investment banking and management consulting company, where he serves as President. From December 1996 to May 1999, Mr. Watson served as Managing Director of Bank Operations for Fleet Financial Group, now FleetBoston Financial Corporation, a financial holding company.  Mr. Watson has served as a director of Treaty Oak Bank since September 2004 and has served as a director of Vision Bank Texas since June 2007.  Mr. Watson holds a BBA from the University of Texas at Austin.

Thomas L. West, Jr.	72
Mr. West has served as a director since September 2002. Mr. West has served as Chairman and Chief Executive Officer of WestMark Ventures, a venture capital company, since January 2000. Prior to joining WestMark Ventures, Mr. West held various positions at the American General Financial Group, a financial services company, including Chairman and CEO of American General Retirement Services, from April 1994 to January 2000.  Mr. West holds a B.S. in Industrial Engineering from the University of Tennessee.

Anna C. Catalano	49
Ms. Catalano has served as a director since February 2009.  Ms. Catalano held the top marketing position at BP, PLC from 2000 to 2003 as its Group Vice President, Marketing of BP, PLC and served as the Group Vice President, New Markets, of BP, PLC from 1999 to 2000.  From 1997 to 1999, Ms. Catalano served as the Senior Vice President, Sales Operations for Amoco and served as its Vice President, International Business Development from 1996 to 1997.  From 1994 to 1996, Ms. Catalano served as the President of Amoco Orient Oil Company.  Since 2003, Ms. Catalano has managed an active board portfolio, formerly serving on the boards of Hercules Incorporated, SSL International PLC, Aviva PLC and currently serving as a board member of Willis Group Holdings and as an advisory board member of BT Global Services and Amyris Biotechnologies.  Ms. Catalano also serves as a board member of the Houston Chapter of the Alzheimer’s Association and as an advisory board member of the Houston Chapter of the Juvenile Diabetes Research Foundation.  Ms. Catalano holds a B.S. in Marketing and Business Administration from the University of Illinois, Champaign-Urbana.

Class III Directors - Terms Expire 2011

Name	Age	Business Experience and Education

J. Patrick Millinor, Jr.	63
Mr. Millinor has served as a director since December 2004. Mr. Millinor served as Chairman and Chief Executive Officer of Ampam, Inc. from October 2004 until his retirement in December 2005. From 2000 until he joined Ampam, Mr. Millinor held several positions in connection with his association with a venture capital group. His positions included Chairman of Encompass, Inc., Chairman of ADViSYS, Inc., and Chief Financial Officer of Agennix, Incorporated. Between 1986 and 2000, Mr. Millinor held several executive positions, including Chief Executive Officer of GroupMAC, Inc., Chief Executive Officer of UltrAir, Inc., and Chief Operating Officer of Commonwealth Financial Group, Inc. He was a partner with KPMG LLP for eight years prior to 1986.  Mr. Millinor holds a B.S. in Finance and an MBA from Florida State University.

Charles E. Ramey	68
Mr. Ramey has served as a director since July 2001 and became our Chairman of the Board and Chief Executive Officer in December 2001. Prior to joining US Dataworks, Mr. Ramey was a private investor from December 1998 through July 2001 and was President and co-founder of PaymentNet Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.  Mr. Ramey holds a B.S. in Mathematics from the University of Tennessee.

Mario Villarreal	40
Mr. Villarreal was named President and Chief Operating Officer and appointed to our Board in May 2008 and prior thereto served as our Vice President and Chief Technology Officer since April 2001. In April 2004, Mr. Villarreal was named Senior Vice President. In November 1997, Mr. Villarreal co-founded US Dataworks and served as its Vice President from November 1997 to April 2001. From June 1991 to May 1997, Mr. Villarreal served as Manager of Systems Architecture Group at TeleCheck Services, Inc.  Mr. Villarreal holds a B.S. in Computer Science from Sam Houston State University.

Required Vote

The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors.  Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

The Board of Directors recommends a vote “FOR” election of the nominees set forth above as Class I directors.

Additional Information

Director Independence

The Board of Directors has determined that, except for Messrs. Ramey and Villarreal, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in fiscal year 2008 was, an “independent director” within the meaning of Section 803 of the NYSE Amex Company Guide.  Messrs. Ramey and Villarreal are not independent because they are employed by US Dataworks.  All of the nominees are members of the Board of Directors standing for re-election as directors.

Board Meetings

The Board of Directors held 6 meetings during fiscal year 2009.  All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees of the Board on which they served except that Mr. Hicks missed one Audit Committee meeting which caused him to fall below the 75% attendance threshold as there were only three Board and applicable Committee meetings during his short tenure in fiscal 2009 beginning on February 19, 2009 and ending on March 31, 2009.  We do not have a formal policy regarding director attendance at annual meetings of stockholders; however, it is expected that, absent good reason, all directors will be in attendance.  Due to the impact of Hurricane Ike, which made landfall near the location of the meeting two days before the meeting, only two of our directors were able to attend the 2008 Annual Meeting.

Committees of the Board of Directors

Since September 6, 2007, the Board of Directors has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Prior to this time, the Board of Directors had appointed a separate Nominating Committee and Corporate Governance Committee.  The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable rules of the American Stock Exchange and Securities and Exchange Commission.  The Board of Directors has adopted written charters for each of these committees.  The Audit Committee charter was attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders and the Compensation Committee Charter was attached as Appendix A to the proxy statement for our 2007 Annual Meeting of Stockholders.  The Corporate Governance/Nominating Committee Charter was attached as Appendix A to the proxy statement for our 2008 Annual Meeting. All our committee charters are available on our Investors’ Relations page of our Website (www.usdataworks.com).

Audit Committee
Number of Members:	5

Current Members:	Joe Abrell J. Patrick Millinor, Jr., Chairman and Financial Expert John L. Nicholson, MD Hayden Watson G. Richard Hicks (appointed on February 19, 2009)
Number of Meetings in Fiscal 2009:	12
Functions:
The Audit Committee’s primary functions are to oversee the integrity of our financial statements, oversee our compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit our financial records for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent registered public accounting firm, oversee the performance of our internal audit function and independent registered public accounting firm, and determine their compensation and oversee their work. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those financial statements.

Compensation Committee
Number of Members:	5
Current Members:	John L. Nicholson, MD Hayden D. Watson Thomas L. West, Jr., Chairman Joe Abrell (appointed on September 15, 2008) Anna C. Catalano (appointed on February 19, 2009)
Number of Meetings in Fiscal 2009:	12
Functions:
The Compensation Committee’s primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management’s performance in light of those goals and objectives, and determine and approve senior management’s compensation levels based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer our compensation plans and programs, and (d) review management development and succession programs.

Nominating and Corporate Governance Committee
Number of Members:	5
Current Members:	J. Patrick Millinor, Jr. John L. Nicholson, MD Hayden D. Watson, Chairman Thomas L. West, Jr.

G. Richard Hicks (appointed on February 19, 2009) Anna C. Catalano (appointed on February 19, 2009) Note: Joe Abrell served on this committee through September 15, 2008.
Number of Meetings in Fiscal 2009:	6
Functions:
The Nominating and Corporate Governance Committee’s primary functions are to (a) recommend to the Board nominees for election at our annual meetings of stockholders or to be appointed to fill an existing or newly-created vacancy on the Board, (b) identify and make recommendation regarding members to serve on Board committees, (c) develop and revise corporate governance guidelines applicable to us, (d) review and make recommendations to the Board candidates for director proposed by stockholders, (e) consider and make recommendations to the Board concerning the appropriate size of the Board, (f) evaluate on an annual basis the functioning and effectiveness of the Board, its committees and its individual members, (g) consider and make recommendations on matters related to the practices, policies and procedures of the Board, (h) formulate and recommend to the Board a list of corporate governance guidelines, (i) recommend to the Board any revisions to the committee’s Charter, (j) formulate and recommend to the Board a code of business conduct and ethics for directors, officers and employees of the Company, and (k) evaluate on an annual basis the performance of our management as a whole and as individuals with respect to compliance with the corporate governance guidelines.

Director Nomination Policy

The purpose of our director nomination policy is to prescribe the process by which we select candidates for inclusion in our recommended slate of director nominees.  The director nomination policy is administered by the Nominating and Corporate Governance Committee.  Pursuant to its charter, the Nominating and Corporate Governance Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange and the Securities and Exchange Commission.

The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to us and to our stockholders.  Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting us; and ability and willingness to contribute special competencies to Board activities.  The Nominating and Corporate Governance Committee also considers whether members and potential members are independent under the applicable rules of the American Stock Exchange and the Securities and Exchange Commission.  In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; and diversity of viewpoints, background and experience.

The Board of Directors intends to review the charter of the Nominating and Corporate Governance Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as our needs and circumstances evolve and as applicable legal or listing standards change.  The Board may amend the charter or the policy at any time.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources.  In making recommendations for director nominees for the annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by the Secretary of US Dataworks no later than 90 days before the anniversary of the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to stockholders.  Recommendations must be mailed to US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, TX  77478, Attention: Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  The stockholder giving notice must provide (i) his or her name and address, as they appear on our books, and (ii) the class and number of shares of our capital stock that are beneficially owned by such stockholder.  We may require any proposed nominee to furnish such other information we may require to be set forth in a stockholder’s notice of nomination that pertains to the nominee.

Communication with Directors

The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications.  Stockholders and other interested parties may communicate any concerns they may have about US Dataworks directly to either the full Board of Directors or to one or more directors by mailing their communications to US Dataworks at the following address:  [Director], US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas 77478, Attention: Secretary (Board Matters).   The Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.

2009 Compensation of Directors

Directors who are employees receive no additional compensation for service on our Board of Directors.  The following tables set forth the compensation amounts earned or paid to each non-employee director for their service for the year ended March 31, 2009:

Name	Fees Earned or Paid in Cash($)	Option Awards ($)(1)(2)	Total($)

Joe Abrell	$12,500	$13,225	$25,725

J. Patrick Millinor, Jr.	$22,500	$26,611	$49,141

John L. Nicholson, MD	$12,500	$13,225	$25,725

Hayden D. Watson	$54,750	$21,275	$76,025

Thomas L. West, Jr.	$12,250	$13,800	$26,050

G. Richard Hicks (3)	$5,000	----	$5,000

Anna C. Catalano (3)	$5,000	----	$5,000

(1)	The table below sets forth the aggregate number of option awards held by our non-employee directors as of March 31, 2009.

Name	Option Awards (#)

Joe Abrell	695,334

J. Patrick Millinor, Jr.	603,335

John L. Nicholson, MD	756,334

Hayden D. Watson	1,066,000

Thomas L. West, Jr.	815,667

(2)
Represents the compensation costs for financial reporting purposes for the year under the Statement of Financial Accounting Standards No. 123 (revised 2004) (SFAS 123R).  See Note 2 to the Notes of Financial Statements in Item 7 in our 2008 Annual Report on Form 10-KSB for the assumptions made in determining SFAS 123R values.

(3)	Mr. Hicks and Ms. Catalano served on the Board of Directors from February 19, 2009 through March 31, 2009.

Narrative of Director Compensation

During fiscal 2009, each non-employee director received a fee of $5,000 for attendance at a board meeting in person and $1,000 for attendance at a board meeting by telephone. Additionally, we reimburse directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or the committees thereof, and for other expenses reasonably incurred in their capacity as our directors. Also, during fiscal 2009, our non-employee directors also received stock options under our US Dataworks, Inc. Amended and Restated 2000 Stock Option Plan (as amended through the date hereof, the “Stock Plan”) as follows:

•
an option to purchase 100,000 shares of our Common Stock (the “Election Stock Option”) upon election or re-election to the Board of Directors at an annual meeting of stockholders; provided, however, if elected to serve a term of less than three years, the non-employee director received a pro rata portion of the 100,000 shares;

•	an annual option to purchase 60,000 shares of our Common Stock, which is fully vested on the date of grant;

•
an annual option to purchase 50,000 shares, 50,000 shares and 30,000 shares of our Common Stock granted to the Lead Director, the Audit Committee Chairperson and each Chairperson for the other committees, respectively;

•	an annual option to purchase 10,000 shares of our Common Stock granted to each other committee member, other than those on the Audit Committee; and

•	an annual option to purchase 15,000 shares of our Common Stock granted to members of the Audit Committee, except the Chairperson.

The Election Stock Option vests in three equal annual installments.  However, if the non-employee director is not initially elected in a regular annual meeting, the shares vest in equal annual installments such that the shares will be fully vested at the annual meeting for which the non-employee’s Class of directors is to be elected.  Except as noted above, all other options vest in full on the one year anniversary of the date of grant.

Effective April 1, 2009, the Company instituted the following new compensation plan for its outside directors:

1.	Base Quarterly Cash Compensation

Each person serving as an outside director of the Company shall receive base compensation of $6,000 per calendar quarter, payable in cash (as a non-refundable retainer fee) on the first business day of each calendar quarter that such person is an outside director of the Company.

2.	Base Quarterly Equity Compensation

Each person serving as an outside director of the Company shall receive additional base compensation equal to $825 per calendar quarter, payable in shares of the Company’s common stock (as a non-refundable retainer fee) to be issued effective as of the first business day of each calendar quarter that such person is an outside director of the Company.  Such common stock grants (which shall be fully vested on the date of grant) shall be made under and pursuant to the terms, provisions and conditions of the Stock Plan and shall be valued at the “fair market value” of such common stock as provided in the Stock Plan.

Note:
As an example, if the fair market value of the Company’s common stock on the effective date of the grant (as defined in the Stock Plan) is $1.00 per share, each outside director will receive 825 shares of common stock.

3.	Additional Quarterly Equity Compensation

Each person serving as an outside director of the Company in the additional capacities specified below shall receive the following additional compensation per calendar quarter, payable in shares of the Company’s common stock (as a non-refundable retainer fee) to be issued effective as of the first business day of each calendar quarter that such person is serving in such capacity.  Such common stock grants (which shall be fully vested on the date of grant), shall be made under and pursuant to the terms, provisions and conditions of the Stock Plan, and shall be valued at the “fair market value” of such common stock as provided in the Stock Plan.

-Lead Director	$450
-Chairman of the Audit Committee	$425
-Member of the Audit Committee	$125
-Chairman of the Nominating and
Corporate Governance Committee	$250
-Member of the Nominating and
Corporate Governance Committee	$100
-Chairman of the Compensation Committee	$250
-Member of the Compensation Committee	$100

Our Executive Officers

Our executive officers generally serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders.  Information regarding Messrs. Ramey and Villarreal can be found under “Directors and Nominees.”  Our other executive officers as of the date hereof are:

Name	Age	Business Experience and Education

John T. McLaughlin	54
Mr. McLaughlin has served as our Chief Accounting Officer since March 2006, and as our Controller from February 2005 to March 2006.  Prior to joining us, Mr. McLaughlin was self employed as a financial consultant to companies involved in wholesale and retail distribution. From 1995 through 2000, he served in various accounting and finance roles with companies involved in manufacturing and distribution of computer and office equipment. Mr. McLaughlin’s earlier experience included internal audit activities for a publicly traded oil and gas services company.  Mr. McLaughlin holds a BBA from the University of Houston.

Randall J. Frapart	51
Mr. Frapart was appointed to serve as an Chief Financial Officer effective July 15, 2009, and will serve in such capacity pursuant to an engagement agreement among the Company, Mr. Frapart and Albeck Financial Services, Inc. dated July 29, 2009. Prior to joining us, From March 2008 to December 2008, Mr. Frapart served as Chief Financial and Chief Operating Officer of Plumgood Food, LLC, an online grocer providing the ordering and delivery of groceries. From January 2006 to December 2007, Mr. Frapart served as Executive Vice President and Chief Financial Officer of ForeFront Holdings Inc, a publicly traded global golf accessory company. From September 2002 until December 2005. Mr. Frapart served as Senior Vice President and Chief Financial Officer of HyperFeed Technologies, Inc., a publicly traded provider of software, which provides ticker plant and smart order routing technologies and managed services to exchanges, hedge funds and other financial institutions. Mr. Frapart served as Chief Financial Officer and later as Chief Executive Officer of Cyvent Technologies, a software and consulting company serving large health insurers, from April 1995 to July 2001. Mr. Frapart began his career at KPMG in Chicago, where he held various positions in the Information, Communication and Entertainment Assurance practice for over 12 years. Mr. Frapart received his B.S. in Accounting from Washington University in St. Louis, has his MBA in Management from the University of Texas and is a certified public accountant.

Executive Compensation

2009 Summary Compensation Table

The following table sets forth compensation for services rendered in all capacities to US Dataworks for the fiscal year ended March 31, 2009 for (i) our Chief Executive Officer, (ii) our two other executive officers as of March 31, 2009 whose total annual salary and bonus for fiscal 2009 exceeded $100,000 and (iii) one other former executive officer who ceased being an executive officer during fiscal 2009, whom we refer to collectively in this Proxy Statement as the named executive officers.

Name & Principal Position	Year	Salary($)	Bonus($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total($)
Charles E. Ramey Chief Executive Officer	2009	212,500	1,000	—	—	—	213,500

	2008	220,000	1,000	—	—	—	221,000

Mario Villarreal (2) President and Chief Operating Officer	2009	$190,624	1,000	11,875	—	—	203,449

	2008	$185,000	1,000	11,694	—	66,397	264,091

John T. McLaughlin Chief Accounting Officer and Secretary	2009	120,000	1,000	—	—	—	121,000

	2008	120,000	1,000	—	—	—	121,000

Terry Stepanik (3) President and Vice Chairman	2009	75,833	—	—	—	—	75,833

	2008	190,000	1,000	—	—	—	191,000

(1)	Represents the compensation costs for financial reporting purposes for the year under the SFAS 123R. See Note 2 to the Notes to Financial Statements in Item 8 in the 2009 Annual Report.

(2)	Prior to May 14, 2008, Mr. Villarreal served as our Senior Vice President and Chief Technology Officer.

(3)	Mr. Stepanik resigned from his position as an executive officer and as a director effective May 14, 2008

Narrative to Summary Compensation Table

On May 23, 2006, we entered into an employment agreement with Charles E. Ramey pursuant to which he was employed as our Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $220,000 for a term of two years. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 600,000 shares of our common stock under the Stock Plan at an exercise price of $0.75 per share. The option vested as to 300,000 shares on each of May 23, 2007 and 2008.  We also awarded Mr. Ramey 100,000 shares of restricted stock under the Stock Plan, which vested immediately. Mr. Ramey was also eligible to receive a bonus at the discretion of the Board of Directors.  The agreement automatically renewed for successive one year terms unless either party gives timely notice of non-renewal.  On February 21, 2008, Mr. Ramey gave notice that he did not intend to renew his agreement and such the agreement expired in accordance with its terms on May 22, 2008.

On April 3, 2006, we entered into an employment agreement with Terry Stepanik, pursuant to which he was employed as our President, Payment Products Division and Vice Chairman at an annual base salary of $190,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 550,000 shares of our common stock under the Stock Plan at an exercise price of $0.46 per share. The option vested as to 150,000 shares on April 3, 2006 and as to 200,000 shares on each of April 3, 2007 and 2008.  Mr. Stepanik also received a bonus of $96,250 for fiscal year 2006.  The agreement automatically renewed for successive one year terms unless either party gives timely notice of non-renewal.  Mr. Stepanik’s agreement was not renewed and terminated in accordance with its terms on April 3, 2008.

On April 3, 2006, we entered into an employment agreement with Mario Villarreal, pursuant to which he was employed as our Senior Vice President and Chief Technology Officer at an annual base salary of $185,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Villarreal received 200,000 shares of restricted stock under the Stock Plan. The restricted stock vested as to 25,000 shares on April 3, 2006 and as to 87,500 shares on each of April 3, 2007 and 2008. Mr. Villarreal was also eligible to receive a quarterly bonus equal to 3.5% of the increase in our revenue from quarter to quarter.  The agreement automatically renewed for successive one year terms unless either party gives timely notice of non-renewal.  Mr. Villarreal’s agreement was not renewed and terminated in accordance with its terms on April 3, 2008.

In connection with his promotion to President and Chief Operating Officer, we entered into a new employment agreement with Mr. Villarreal on June 12, 2008.  Under the new agreement Mr. Villarreal will receive an annual base salary of $185,000 for a term of one year. If Mr. Villarreal is terminated, other than for cause, death or disability, or resigns within 60 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Villarreal is entitled to receive a lump sum payment equal to one-half (0.5) times his annual base salary and any unpaid base salary and bonus, subject to compliance with certain ongoing obligations and the delivery of a release to us.  This agreement terminated in accordance with its terms on June 12, 2009.

Outstanding Equity Awards at 2009 Fiscal-Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Charles E. Ramey	3,000		—		1.20	10/03/2011	—		—	—	—
	394,000		—		1.00	05/20/2013	—		—	—	—
	600,000	(1)	—		0.75	05/23/2016	—		—	—	—
Terry Stepanik	582,250		—		0.55	05/14/2010	—		—	—	—
	290,000		—		1.49	05/14/2010	—		—	—	—
	110,000		—		0.46	05/14/2010	—		—	—	—
Mario Villarreal	641,363		—		0.55	04/25/2013	—		—	—	—
	290,000		—		1.49	04/26/2013	—		—	—	—
	—		—		—	—	150,000	(2)	$31,500	—	—
John T. McLaughlin	15,000		—		0.79	02/07/2014
	15,200		—		0.47	09/30/2015
	60,000		30,000	(3)	0.61	06/25/2017

(1)	Stock Option vests as to 50% of the shares on each of May 22, 2007 and 2008.

(2)	Restricted Stock Awards vests as follows: 50,000 shares on October 1, 2009, 50,000 shares on January 22, 2010 and 50,000 shares on June 15, 2010

(3)	Stock options vest on March 15, 2010.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the date hereof, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of any class of our capital stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., One Sugar Creek Center Boulevard, Suite 500, Sugar Land, Texas 77478.

	Amount and Nature of Beneficial Ownership
			Right To
			Acquire
	Shares of	Shares of	Beneficial		Percentage of Class
	Common	Preferred	Ownership of		Beneficially Owned		Percentage of Voting
	Stock	Stock	Common Stock	Total			Securities
Name and Address of	Beneficially	Beneficially	within 60 days	Common	Common		Beneficially
Beneficial Owner	Owned	Owned	of July 29, 2009	Stock	Stock (2)	Preferred Stock	Owned(1)(2)
5% Stockholders
Mark Deveau	39,322	11,200	11,200	50,522	*	10.2%	*
Harvey M. Gammon (3)	44,569	56,000	56,000	100,569	*	50.9%	*
Thomas & Lois Gibbons	503	13,400	13,400	13,903	*	12.2%	*
Highbridge International LLC (4)	155,280	—	2,034,884	2,190,164	6.7%		6.7%
Castlerigg Master Investments Ltd. (5)	—	—	2,325,581	2,325,581	7.1%	—	7.1%

Named Officers and Directors
Charles E. Ramey	2,140,210	—	1,351,141(6)	3,491,351	10.7%	—	10.6%
Terry Stepanik (7)	473,466	—	982,250	1,455,716	4.4%	—	4.4%
Mario Villarreal	564,170	—	931,363	1,495,533	4.6%	—	4.5%
Joe Abrell	9,500	—	695,334	704,834	2.2%	—	2.1%
J. Patrick Millinor, Jr.	14,572	—	670,001	684,573	2.1%	—	2.1%
John L. Nicholson (8)	397,455	26,666	2,256,334 (9)	2,653,789	8.1%	24.3%	8.1%
Hayden D. Watson	228,431	—	1,066,000	1,294,431	3.9%	—	3.9%
Thomas L. West, Jr.	52,511	—	815,667	868,178	2.6%	—	2.6%
G. Richard Hicks (10)	1,690,672	—	—	1,690,672	5.2%	—	5.1%
Anna C. Catalano	8,297	—	—	8,297	*	—	*
John T. McLaughlin	62,500		90,200	152,700	*	—	*
Randall J. Frapart	—	—	—	—	—	—	—
All current directors and executive officers as a group (10 persons)	5,168,318	26,666	7,876,010	13,044,358	39.8%	24.3%	39.7%

* Amount represents less than 1% of our Common Stock or voting securities.

(1)
Except as noted below, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2)
Applicable percentage ownership of (i) Common Stock is based on 32,780,870 shares of Common Stock issued and outstanding as of July 29, 2009 and (ii) Preferred Stock is based on 109,933 shares of Preferred Stock outstanding on July 29, 2009. Applicable percentage ownership of voting securities is based on 32,890803 shares of Common Stock issued and outstanding as of July 29, 2009, including the additional shares of Common Stock into which the outstanding shares of Preferred Stock are convertible. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or convertible or exchangeable into such shares of Common Stock, held by that person, that are currently exercisable or exercisable within 60 days of July 29, 2008 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3)	Includes 25,873 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4)
Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC and has voting control and investment discretion over securities held by Highbridge International LLC. Glenn Dubin and Henry Swieca control Highbridge Capital Management, LLC and have voting and dispositive power over these securities. Each of Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaim beneficial ownership of the securities held by Highbridge International LLC.  Includes 2,034,884 shares issuable upon exercise of certain warrants.

(5	Sandell Asset Management Corp. is the investment manager of Castlerigg Master Investments Ltd. Thomas Sandell, Cem Hacioglu and Matthew Pliskin of Sandell Asset Management Corp. have voting and dispositive power over these shares and may be deemed to share beneficial ownership of the shares beneficially owned by Castlerigg Master Investments Ltd. Castlerigg International Ltd. is the controlling shareholder of Castlerigg International Holdings Limited which is the controlling shareholder of Castlerigg Master Investments Ltd. Each of Castlerigg International Holdings Limited and Castlerigg International Ltd. may be deemed to share beneficial ownership of the shares beneficially owned by Castlerigg Master Investments Ltd. Messrs. Sandell, Hacioglu and Pliskin and Sandell Asset Management Corp., Castelrigg International Holdings Limited, and Castlerigg International Ltd. each disclaims beneficial ownership of the securities with respect to which indirect beneficial ownership is described. Consists of 2,325,581 shares issuable upon exercise of certain warrants.
(6)	Includes warrants to acquire 354,141 shares of Common Stock at an exercise price of $0.43 per share.

(7)	Based on information reported on a Form 4 filed with the Securities and Exchange Commission on September 5, 2007.

(8)
Includes 165,454 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 50,000 shares held by JLN Trust DTD April 26, 2001 and 55,031 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.

(9)	Includes warrants to acquire 1,500,000 shares of Common Stock at an exercise price of $0.43 per share.

(10)	Includes 7,000 shares of Common Stock held by Mr. Hicks’s spouse of which Mr. Hicks disclaims beneficial ownership.

Certain Relationships and Related Transactions

Loans from Company Insiders

In connection with our redemption of certain Senior Secured Convertible Promissory Notes due November 13, 2010 (the “Convertible Notes”), on August 13, 2008, we issued (i) a $2,995,000 Senior Secured Note due August 13, 2009 to Mr. Nicholson and (ii) a $708,500 Senior Secured Note due August 13, 2009 to Mr. Ramey (collectively, the “Refinance Notes”) in return for the payment to us of the principal amounts thereof to fund such redemption.  As originally issued, the Refinance Notes bore interest at a rate of 12% per annum with interest payments due in arrears monthly.  As originally issued, the Refinance Notes provided that if we failed to pay any amount of principal, interest, or other amounts when and as due, then the Refinance Notes would bear an interest rate of 18% until such time as we cure such default.  In addition, if we are subject to certain events of bankruptcy or insolvency, the Refinance Notes provide that Messrs. Ramey and Nicholson  may redeem all or a portion of the Refinance Notes.  The Refinance Notes are secured by a Security Agreement, dated August 13, 2008, by and between the Company and Messrs. Ramey and Nicholson, pursuant to which the Company granted Messrs., Ramey and Nicholson a first priority security interest in all its personal property, whether now owned or hereafter acquired, including but not limited to, all accounts receivable, accounts, copyrights, trademarks, licenses, equipment and all proceeds as from such collateral.

On February 19, 2009, we entered into Note Modification Agreements with Messrs. Ramey and Nicholson, which amended the Refinance Notes as follows: (1) the maturity date of the Refinance Notes was extended from August 13, 2009 to December 31, 2009; (2) the annual interest rate on the Refinance Notes increased from 12% to 13%; and (3) the interest rate escalation clause related to an event of default was deleted. The Note Modification Agreements also added a mandatory principal payment provision that required us to reduce the principal balance of the Refinance Notes by 3% of the original principal amount of the Refinance Notes after the end of each calendar quarter starting with March 31, 2009 as long as such payment would not reduce our cash balance below $500,000 as of the last day of such quarter.  If making such principal payment would reduce our cash balance below $500,000 as of such date, the amount of the principal payment will be reduced to the amount, if any, by which our cash balance as of such date exceeds $500,000. The amount to be paid is to be determined each quarter and is not cumulative from quarter to quarter. These principal payments are to be made within 10 business days after the end of each quarter. An amendment fee of 1% of the outstanding principal balances of the Refinance Notes will be paid to Messrs. Ramey and Nicholson as follows: 50% upon execution of the Note Modification Agreement and 50% on the 90th day following the execution of the Note Modification Agreement.

On May 20, 2009, we again entered into Note Modification Agreements with Messrs. Ramey and Nicholson that amended the Refinance Notes as follows: (1) the Other Note (defined below) was included in the definition of “Permitted Indebtedness” and (2) we were allowed to make voluntary interest payments on the Other Note notwithstanding the fact that the Refinance Notes are otherwise senior to the Other Note.

On June 26, 2009, we again entered into Note Modification Agreements with Messrs. Ramey and Nicholson that amended the Refinance Notes as follows:  (1) the maturity date of the Refinance Notes was extended from December 31, 2009 to July 1, 2009; and (2) the mandatory principal payment provision was revised to provide that to the extent that our cash balance at the end of each calendar quarter exceeds $611,105, one-fourth of such excess amount must be used by us to pay down the principal balance of the Refinance Notes and we have the discretion to use an additional one-fourth of such excess amount to further pay down the principal balance of the Refinance Notes.  Other than this additional principal payment requirement, the principal payment provisions remained unchanged.  In consideration of these amendments, we agreed to (i) pay to the holders of the Refinance Notes a fee of $50,000 in cash on July 1, 2009, (ii) issue to Mr. Ramey warrants to purchase 354,141shares of Common Stock at an exercise price of $0.43 per share and (iii) issue to Mr. Nicholson warrants to purchase 1,500,000 shares of Common Stock at an exercise price of $0.43 per share, with these warrants being subject to the additional terms specified in the Note Modification Agreements, copies of which were filed as exhibits to the 2009 Annual Report.

In addition, on September 26, 2006, we borrowed $500,000 from Mr. Ramey pursuant to our issuance of a promissory note in that amount payable to Mr. Ramey.  That note bore interest at a rate of  8.75% per annum, was unsecured and was due September 25, 2007. On September 25, 2007, we issued a new promissory note to Mr. Ramey for the same $500,000 original principal amount that replaced the earlier note (the “Other Note”).  As originally issued, the principal, together with any unpaid accrued interest on the new note payable, was to be due and payable in full on demand on the earlier of: (i) the full and complete satisfaction of the Convertible Notes (the “November Notes”) and (ii) ninety-one (91) days following the expiration of the term of the Convertible Notes, unless such date is extended by the mutual agreement of the parties.

On May 20, 2009, we entered into a Note Modification Agreement with Mr. Ramey that amended the Other Note as follows: (1) it was clarified that the Other Note was a demand note for which full payment can be required at any time on or after the maturity date; (2) the maturity date of the Note was extended to December 31, 2009; and (3) we were allowed to make voluntary prepayments under the Other Note without penalty.

On June 26, 2009, we again entered into a Note Modification Agreement with Mr. Ramey that extended the maturity date of the Other Note from December 31, 2009 to July 1, 2010.  In consideration of this amendment, the Company agreed to pay to Mr. Ramey a fee of $6,666.67 in cash on July 1, 2009.

During fiscal 2009, Mr. Ramey received $51,267 in interest payments on his Refinance Note.  During fiscal 2009, Mr. Nicholson received $216,721 in interest payments on his Refinance Note.  During fiscal 2009, Mr. Ramey received $45,000 in interest payments on his Other Note.

Indemnification of Directors and Officers

The laws of the state of Nevada and our Amended and Restated Bylaws provide for indemnification of our directors for liabilities and expenses that they may incur in such capacities.  In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.

We have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933, as amended is against public policy as expressed therein and is, therefore, unenforceable.

Report of the Audit Committee

The Audit Committee is responsible for appointing the independent registered public accounting firm and for reviewing the scope, results and costs of the audits and other services provided by them.  It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls.  The independent registered public accounting firm is responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Board of Directors has adopted a written charter for the Audit Committee, which was attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders.  The current members of the Audit Committee are Joe Abrell, J. Patrick Millinor, Jr., John L. Nicholson, M.D., Hayden D. Watson and G. Richard Hicks, each of whom meets the independence standards, set forth in Section 803 of the NYSE Amex Company Guide.

The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management.  The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 114 (Communication with Audit Committees).

The Audit Committee received from the Company’s independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, and be filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee

Joe Abrell
J. Patrick Millinor, Jr., Chairman
John L. Nicholson, M.D.
Hayden D. Watson
G. Richard Hicks

Proposal 2:  To Ratify the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP (“HL&B”) as our independent registered public accounting firm for the fiscal year ending March 31, 2010, subject to ratification by the stockholders.  Representatives of HL&B are expected to be present at the 2009 Annual Meeting.  They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by HL&B for the audit of our financial statements for each of the fiscal years ended March 31, 2009 and March 31, 2008 were $68,202 and $52,500, respectively.

Audit-Related Fees

The aggregate fees billed in each of the fiscal years ended March 31, 2009 and March 31, 2008 for assurance and related services rendered by HL&B that are related to the performance of the review of our financial statements but not reportable as audit fees were $21,717 and $28,503, respectively. Audit-related fees in both fiscal 2009 and fiscal 2008 were primarily for review of the financial statements included in our Forms 10-Q for such fiscal years and other information contained in our SB-2, S-3 and S-8 filings with the SEC.

Tax Fees

The aggregate fees billed for professional services rendered by HL&B for tax compliance, tax advice, and tax planning in each of the fiscal years ended March 31, 2009 and March 31, 2008 were $8,250 and $8,050, respectively. Tax fees in both fiscal 2009 and fiscal 2008 were incurred for: (i) preparation of the preceding calendar year’s federal corporate tax return; (ii) preparation of state franchise tax returns; and (iii) consultation.

All Other Fees

There were no other fees billed for services rendered by HL&B not reportable as audit fees, audit-related fees or tax fees for each of the fiscal years ended March 31, 2009 or March 31, 2008.

Audit Committee Pre-Approval Policies

The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent registered public accounting firm for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent registered public accounting firm and is intended to assure that such services do not impair their independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent registered public accounting firm. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent registered public accounting firm. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

All of the services provided by our independent registered public accounting firm described above under the captions Audit Fees, Audit-Related Fees and Tax Fees were approved in accordance with this policy and the Audit Committee has determined that their independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.  In the event ratification is not obtained, the Audit Committee will review its selection of our independent registered public accounting firm for the fiscal year ending March 31, 2010.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all such forms that they file.

Based solely on our review of copies of such forms filed during fiscal 2009 it has received and written representations from certain reporting persons that they were not required to file Forms 5 for fiscal 2009, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2009 with the exception of the following:
(i)	Mr. West was late filing a Form 4 to report a stock option grant in fiscal 2009;
(ii)	Mr. Abrell was late filing a Form 4 to report a stock option grant in fiscal 2009;
(iii)	Mr. Watson was late filing three Form 4’s to report a stock option grant and two stock grants in fiscal 2009;
(iv)	Mr. Nicholson was late filing a Form 4 to report a stock option grant in fiscal 2009;
(v)	Mr. Millinor was late filing a Form 4 to report a stock option grant in fiscal 2009;
(vi)	Mr. Villarreal was late filing a Form 4 to report a stock grant in fiscal 2009; and
(vii)	Mr. Hicks was one day late in filing his Form 3 due to an unexpected delay in receiving his electronic filing code.

Other Matters

We know of no business that will be presented at the 2009 Annual Meeting other than as discussed herein.  If any other business is properly brought before the 2009 Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated July 29, 2009. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

By order of the Board of Directors.

/s/ Charles E. Ramey

Charles E. Ramey
Chief Executive Officer
July 29, 2009

PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR
SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET

US DATAWORKS APPRECIATES YOUR PROMPT RESPONSE

0

US DATAWORKS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting - September 15, 2009

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

CHARLES E. RAMEY and JOHN T. MCLAUGHLIN, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at One Sugar Creek Center Boulevard, Suite 500, Sugar Land, TX on Monday, September 15, 2009 at 10:00 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. **If no such directions are indicated, the proxies will have the authority to vote FOR the election of Class I directors and FOR Items 2 and 3.**

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

US DATAWORKS, INC.

September 15, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.usdataworks.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333000000000000000 6 091509

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS I DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Joe Abrell
○ John L. Nicholson M.D.
○ G. Richard Hicks

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3. In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

US DATAWORKS, INC.

September 15, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.usdataworks.com

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20333000000000000000 6 091509

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS I DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Joe Abrell
- ○ John L. Nicholson M.D.
- ○ G. Richard Hicks

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3. In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.